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                                                                   EXHIBIT 24(a)

                                  CERTIFICATE

        I, Martin S. Wagner, Assistant Secretary of Xerox Corporation, a New York corporation (the "Company"), DO HEREBY CERTIFY that Exhibit A is a true and correct copy of a resolution duly adopted at a meeting of the Board of Directors of the Company duly held and convened on February 1, 1999, at which meeting a duly constituted quorum of the Board of Directors was present and acting throughout and that such resolution has not been modified, rescinded or revoked and is at present in full force and effect.

        IN WITNESS WHEREOF, the undersigned has executed this Certificate and affixed the corporate seal of the Company hereto this 1st day of March, 1999.


                                                  MARTIN S. WAGNER
                                               ----------------------
                                                  MARTIN S. WAGNER
                                                 ASSISTANT SECRETARY


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                                                                       EXHIBIT A


        RESOLVED: that each officer and director of the Company who may be required to execute the Registration Statement or any amendment thereto be and hereby is authorized to execute a power of attorney appointing E. M. Filter, G.R. Roth, D. H. Marshall and M. S. Wagner, and each of them, as true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) the Registration Statements and any and all amendments thereto, and any and all documents in connection therewith, and to file the same, in electronic or paper form, with the Commission, each of said attorneys and agents to have power to act with or without the other and to have the full power and authority to do and perform in the name and on behalf of each of said officers and directors, or both, as the case may be, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any such officer or director might or could do in person.